Exhibit 99.2

Cycurion, Inc. Reports Financial Results for the Second Quarter of 2025

MCLEAN, Va., Aug. 14, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a premier cybersecurity and IT solutions provider, today announced its financial results for the second quarter and first half of 2025. Amid headwinds from Department of Government Efficiency (DOGE) budget reductions and postponed government contracts, Cycurion is prioritizing the conversion of its expanding contract pipeline, advancing its digital currency initiatives, and capitalizing on partnerships with NACCHO, LSV-TECH, and IQSTEL, among others, to fuel future growth.

Key Financial Results for the Second Quarter Ended June 30, 2025

●	Net Revenues: $3.9 million, a 22.3% decrease from $5.0 million in Q2 2024

●	Gross Profit: $0.2 million, a 77.0% decrease from $1.0 million in Q2 2024

●	Adjusted EBITDA: $(1.0) million, compared to $0.7 million in Q2 2024

●	Net Loss: $(5.3) million, or $(0.15) per basic and diluted share, compared to net income of $0.3 million, or $0.02 per basic share and $0.01 per diluted share, in Q2 2024

●	Cash and Cash Equivalents: $1.0 million at June 30, 2025 compared to $0.04 million at December 31, 2024

Key Financial Results for the Six Months Ended June 30, 2025

●	Net Revenues: $7.8 million, a 16.1% decrease from $9.2 million in the prior-year period

●	Gross Profit: $0.9 million, a 33.3% decrease from $1.4 million in the first half of 2024

●	Adjusted EBITDA: $(0.5) million, compared to $0.7 million in the prior-year period

●	Net Loss: $(15.5) million, or $(0.58) per basic share and $(0.57) per diluted share, versus a net loss of $(0.01) million, or $0.02 per basic share and $0.01 per diluted share, in the prior-year period

Management Commentary

“Although DOGE budget constraints and deferred contracts impacted our results in the first half of 2025, our third and fourth quarters have traditionally been robust, and we are encouraged by the potential to accelerate revenue from our expanding backlog,” stated Kevin Kelly, CEO and Chairman of Cycurion, Inc. “Through Cycurion Digital Currency’s innovative approach, alongside collaborations with NACCHO, LSV-TECH, and IQSTEL, we are well-equipped to meet rising cybersecurity needs and deliver sustained shareholder value.”

Business and Strategic Developments

●	Second-Half Expectations: Cycurion’s Q3 and Q4 have historically driven stronger results from seasonal contract cycles. The Company is actively pursuing conversions from its backlog, which has swelled amid DOGE delays, with anticipated advancements as federal funding stabilizes—though timelines are variable

●	Expanding Pipeline : DOGE cuts have contributed to a larger contract backlog; leadership is committed to realizing these opportunities in the latter half of 2025, contingent on easing government fiscal pressures

●	Digital Currency Initiative : The launch of Cycurion Digital Currency, a fully owned subsidiary, includes a $10 million commitment to Bitcoin and Ethereum investments, prioritizing long-term holdings, clear reporting, and adherence to regulations. This move broadens the Company’s portfolio in the dynamic digital economy

●	Key Collaborations:

○	NACCHO Collaboration: Teaming with the National Association of County and City Health Officials (NACCHO) enables Cycurion to offer premium cybersecurity services to public health entities, tackling urgent online risks

○	LSV-TECH Collaboration: Partnering with LSV-TECH International Consortium extends Cycurion’s MSSP Cyber Shield platform into Latin America, tapping into LSV-TECH’s ties with Colombian academic institutions and its Nokia-backed network spanning 135 nations

○	IQSTEL Collaboration: A $1 million stock-swap MOU with IQSTEL establishes an equity alliance to build an AI-enhanced cybersecurity solution for telecom worldwide. Merging Cycurion’s security prowess with IQSTEL’s access to 600+ operators unlocks mutual sales channels and innovative advancements

●	SLG Integration: Cycurion secured a 51% stake in SLG Innovation, Inc. on March 31, 2025, for about $13.5 million, bolstering its tech services lineup and growth trajectory

●	Balance Sheet Enhancement: In the first half of 2025, Cycurion secured $0.3 million via an equity line and $3.7 million from warrant exercises, while transforming convertible notes and promissory notes into equity for improved financial health

Balance Sheet Overview: June 30, 2025

●	Cash: Cash and cash equivalents totaled $1.0 million, up 2,516.9% from $0.04 million at December 31, 2024, driven by financing activities including warrant exercises and note proceeds.

●	Liquidity: The Company is advancing efficiency measures and funding strategies to enhance liquidity, supported by $5.6 million in net cash from financing activities in the first half of 2025, despite $6.3 million in cash used in operating activities.

●	Working Capital : A working capital shortfall of $14.3 million persists, reflecting a 23.2% increase in current liabilities to $20.0 million from $18.7 million at year-end 2024, primarily due to factoring liabilities and accounts payable growth.

●	Debt : Gross debt totaled $9.9 million, including $3.2 million in revolving credit, $0.6 million in current bank loans, $0.9 million in current loans payable, $2.3 million in factoring liability, $2.7 million in promissory notes, $0.2 million in related-party loans, and $0.3 million in non-current loans, relatively stable compared to $10.5 million at December 31, 2024.Total assets reached $30.7 million, up from $25.6 million at year-end 2024, largely from SLG-related goodwill.

Nasdaq Update

Cycurion is addressing compliance notifications from Nasdaq concerning bid price minimums, market value thresholds, and filing timelines, aiming for resolution by October 2025.

Forward Outlook

Cycurion is dedicated to overcoming DOGE hurdles and harnessing its backlog for H2 2025 revenue gains, especially in peak Q3 and Q4 periods. With Cycurion Digital Currency and alliances like NACCHO, LSV-TECH, and IQSTEL, the Company is primed to seize cybersecurity and digital innovation prospects. Investments continue in core areas such as advisory consulting, managed security, and SaaS, amplified by the SLG acquisition for broader market reach.

Full details are available in Cycurion’s Form 10-Q for the quarter ended June 30, 2025, submitted to the U.S. Securities and Exchange Commission on August 14, 2025.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Many factors could cause Cycurion’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements described in this press release, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such factors could include, among others, those detailed in its Registration Statement on Form S-1 and in its Annual Report on Form 10-K, each as filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in those filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and Cycurion does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. Cycurion cannot assure that such statements will prove to be accurate as actual results, and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

These statements, including expectations for revenue conversion from the backlog, the benefits of the IQSTEL alliance and stock exchange, and the success of the digital currency strategy, are based on management’s current expectations and are subject to risks and uncertainties, including economic conditions, regulatory changes, and the Company’s ability to address liquidity concerns. For a discussion of these risks, please refer to Cycurion’s filings with the SEC.

Investor Relations Contact: Cycurion Investor Relations

ir@cycurion.com

(888) 341-6680

Media Relations Contact: Cycurion Communications

media@cycurion.com

(888) 341-6680

CYCURION, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2025	December 31, 2024
Assets:
Cash and cash equivalents	$1,013,836	$38,742
Restricted cash	-	2,048
Accounts receivable, net	4,118,888	10,353,708
Other receivables	400,072	434,391
Prepaid expenses and other current assets	54,259	99,463
Total current assets	5,587,055	10,928,352
Deposit for acquisition target	-	2,000,000
Property and equipment, net	16,832	20,321
Software development costs	4,325,981	4,151,981
Intangible assets, net	7,917	25,000
Security deposits	10,351	10,351
Goodwill	20,788,299	6,592,304
Investments held in trust account	-	1,834,540
Total non-current assets	25,149,380	14,634,497
Total Assets	$30,736,435	$25,562,849
Liabilities, Mezzanine and Stockholders’ Equity:
Bank loan-revolving credit line	$3,236,167	$3,249,067
Bank loan - current portion	620,078	774,095
Loans payable - current portion	885,240	408,516
Factoring liability	2,309,160	-
Subordinated convertible promissory notes	-	3,333,335
Promissory notes	2,669,626	2,486,989
Loans payable - related parties	150,372	148,088
Accounts payable	5,088,223	3,578,374
Due to related party	18,000	-
Accrued liabilities	3,848,247	3,601,242
Excise tax payable	1,167,173	1,157,161
Total current liabilities	19,992,286	18,736,867
Loans payable - non-current portion	295,296	146,798
Series A Convertible preferred stock ($0.001 par value, 500,000 shares designated, 0 and 345,528 issued and outstanding, respectively)	-	1,294,117
Total non-current liabilities	295,296	1,440,915
Total liabilities	20,287,582	20,177,782
Commitments and contingencies (Note 20)
Mezzanine Equity:
Common stock subject to possible redemption, $0.0001 par value, 0 and 173,879 shares at redemption value of approximately $11.03 per share, respectively	-	1,917,309
Stockholders’ Equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized)
Series A convertible preferred stock ($0.0001 par value, 110,000 shares designated, 106,816 and 0 issued and outstanding, respectively)	11	-
Series B convertible preferred stock ($0.0001 par value, 3,000 shares designated, 1 and 3,000 issued and outstanding, respectively)	-	-
Series C convertible preferred stock ($0.0001 par value, 5,000 shares designated, 4,851 issued and outstanding)	-	-
Series D convertible preferred stock ($0.0001 par value, 6,666,700 shares designated, 150,000 and 0 issued and outstanding, respectively)	15	-
Series E convertible preferred stock ($0.0001 par value, 100 shares designated, 51 and 0 issued and outstanding, respectively)	-	-
Series F convertible preferred stock ($0.0001 par value, 10,000 shares designated, 0 and 0 issued and outstanding, respectively)	-	-
Series G convertible preferred stock ($0.0001 par value, 10,000 shares designated, 3,318 and 0 issued and outstanding, respectively)
Common stock ($0.0001 par value, 100,000,000 shares authorized, 40,353,983 and 10,592,607 shares issued and outstanding, respectively)	4,036	1,059
Additional paid in capital	32,661,282	6,670,060
Accumulated deficit	(18,650,614)	(3,203,361)
Total stockholders’ equity attributable to Cycurion	14,014,730	3,467,758
Equity attributable to noncontrolling interests	(3,565,877)	-
Total stockholders’ equity	10,448,853	3,467,758
Total liabilities and stockholders’ equity	$30,736,435	$25,562,849

CYCURION, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net revenues	$3,887,915	$5,001,312	$7,757,965	$9,244,167
Cost of revenues	3,651,978	3,977,150	6,844,265	7,873,291
Gross profit	235,937	1,024,162	913,700	1,370,876
Operating expenses:
Selling, general and administrative expenses	4,002,014	294,790	14,777,281	673,767
Operating (loss)/income	(3,766,077)	729,372	(13,863,581)	697,109
Interest income	-	20,211	-	20,211
Interest expense	(615,392)	(482,355)	(794,283)	(713,830)
Loss on debt settlement, net	(907,983)	-	(766,330)	-
Other (expense)/income	(962)	38,866	(114,706)	(9,871)
Other expense, net	(1,524,337)	(423,278)	(1,675,319)	(703,490)
(Loss)/income before income taxes	(5,290,414)	306,094	(15,538,900)	(6,381)
Provision for income tax	-	-	-	-
Net (loss)/income	$(5,290,414)	$306,094	$(15,538,900)	$(6,381)
Less: Net loss attributable to non-controlling interest	101,659	-	101,659	-
Net (loss)/income attributable to Cycurion	$(5,188,755)	$306,094	$(15,437,241)	$(6,381)

Comprehensive (loss)/income	$(5,188,755)	$306,094	$(15,437,241)	$(6,381)
Earnings per share:
Basic	$(0.15)	$0.02	$(0.58)	$0.02
Diluted	$(0.15)	$0.01	$(0.57)	$0.01
Weighted average shares outstanding:
Basic	34,791,716	14,968,215	26,707,978	14,968,215
Diluted	34,891,716	32,383,372	26,807,978	16,704,748

CYCURION, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 30, 2025	June 30, 2024
Cash flows from operating activities:
Net loss	$(15,538,900)	$(6,381)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock based compensation	10,534,777	10,000
Amortization of debt discount	213,036	-
Depreciation of property and equipment	3,489	4,394
Amortization of software development costs	17,083	-
Loss on debt settlement, net	766,330	-
Finance expense	100,000	-
Changes in assets and liabilities:
Accounts receivable, net and other receivables	(1,478,433)	(1,267,911)
Prepaid expenses and other current assets	45,204	16,050
Accounts payable and accrued liabilities	(965,708)	393,435
Net cash used in operating activities	(6,303,122)	(850,413)
Cash flows from investing activities:
Cash acquired on acquisition of subsidiary	34,983	-
Issuance of promissory notes	-	(354,000)
Purchase of plant and equipment	(174,000)	(238,000)
Cash withdrawn from Trust Account in connection with redemption	1,001,216	-
Release of Trust Account to Company’s bank account	833,324	-
Net cash provided by/(used in) investing activities	1,695,523	(592,000)
Cash flows from financing activities:
Proceeds from exercise of warrants	3,664,671	-
Redemption of common stock subject to redemption	(1,001,216)	-
Proceeds from private placement	-	1,000,000
Proceeds from capital raise	265,504	-
Net proceeds from line of credit	(12,900)	39,181
Repayment of bank borrowings	(155,114)	(6,503)
Proceeds from convertible notes payable	2,376,500	-
Proceeds from notes payable	513,200	-
Repayments of notes payable	(70,000)	-
Net cash provided by financing activities	5,580,645	1,032,678
Net increase/(decrease) in cash and cash equivalents	973,046	(409,735
Cash and cash equivalents, beginning of period	40,790	607,869
Cash and cash equivalents, end of period	$1,013,836	$198,134

CYCURION, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF GAPP TO NON-GAAP MEASURES
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net (loss)/income attributable to Cycurion	$(5,188,755)	$306,094	$(15,437,241)	$(6,381)
Interest income	-	(20,211)	-	(20,211)
Interest expense	615,392	482,355	794,283	713,830
Other (expense)/income	962	(38,866)	114,706	9,871
Depreciation and amortization	10,530	2,197	20,572	4,394
EBITDA (Non-GAAP)	(4,561,871)	731,569	(14,507,680)	701,503
Loss on debt settlement, net	907,983	-	766,330	-
Transaction related expenses	1,676,228	-	12,114,122	-
Finance expense	-	-	100,000	-
Stock-based compensation expenses	1,012,443	-	1,012,443	-
Adjusted EBITDA (Non-GAAP)	$(965,217)	$731,569	$(514,785)	$701,503